SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 31, 1997



                          Cellegy Pharmaceuticals, Inc.

             (Exact name of Registrant as specified in its charter)



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       California                        0-26372                 82-0429727
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

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     1065 East Hillsdale Boulevard, Suite 418, Foster City, California 94404

          (Address of principal executive offices, including zip code)



                                 (650) 524-1600

              (Registrant's telephone number, including area code)


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Item 2:  Acquisition or Disposition of Assets.

         On December 31, 1997, Cellegy Pharmaceuticals, Inc. (the "Company") acquired certain assets from Neptune Pharmaceutical Corporation ("Neptune") pursuant to an asset purchase agreement (the "Agreement") with Neptune. Under the Agreement, the Company acquired patent and related intellectual property rights relating to "Anogesic" (the "Anogesic Acquisition"), a topical product candidate for the treatment of anal fissures and hemorrhoids.

         Under the terms of the Agreement, the Company issued 429,752 shares of Common Stock to Neptune on December 31, 1997. Upon the signing of a letter of intent on November 3, 1997, 33,057 shares of Common Stock had been issued to Neptune. The Agreement calls for a series of additional payments, payable in shares of Common Stock, upon successful completion of various milestones which, if achieved, would occur over the next several years. The Agreement does not provide for the payment by the Company of any future product royalties in connection with sales of Anogesic.

         The amount of consideration was determined through negotiation. There were no material relationships between the Company and Neptune prior to the Anogesic Acquisition.

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial statements of businesses acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

         The following exhibits are filed herewith:

         10.1(1)  Asset Purchase  Agreement dated December 31, 1997 by and among
                  Cellegy  Pharmaceuticals,   Inc.  and  Neptune  Pharmaceutical
                  Corporation

         99.01    Press Release dated January 8, 1998

(1) Confidential treatment has been requested for portions of this exhibit.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  January 14, 1998                     By: /s/  A. Richard Juelis
                                                -------------------------------
                                                     A. Richard Juelis
                                                     Vice President, Finance &
                                                     Chief Financial Officer

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                                INDEX TO EXHIBITS


      Exhibit Number       Description of Exhibit
      --------------       ----------------------
         10.1(1)           Asset Purchase  Agreement  dated December 31, 1997 by
                           and among Cellegy  Pharmaceuticals,  Inc. and Neptune
                           Pharmaceutical Corporation

         99.01             Press Release dated January 8, 1998

(1)  Confidential treatment has been requested for portions of this exhibit.

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